UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 30, 2021

Microsoft Corporation

Washington	001-37845	91-1144442
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Microsoft Way, Redmond, Washington	98052-6399

(425) 882-8080

www.microsoft.com/investor

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
COMMON STOCK, $0.00000625 par value per share	MSFT	NASDAQ
3.125% Notes due 2028	MSFT	NASDAQ
2.625% Notes due 2033	MSFT	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On November 30, 2021, Microsoft Corporation (the “Company”) held its 2021 Annual Shareholders Meeting (the “Annual Meeting”). There were 7,507,897,348 shares of common stock entitled to be voted at the Annual Meeting, of which 6,409,615,083 were voted in person or by proxy. The results for each item submitted for a vote of shareholders are as follows. The shareholders:

(1) Voted to elect each of the twelve (12) nominees for director.

(2) Approved, on an advisory basis, the compensation of the Company’s named executive officers.

(3) Approved the Microsoft Employee Stock Purchase Plan

(4) Voted to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2022.

(5) Rejected a shareholder proposal concerning a report on median pay gaps across race and gender.

(6) Approved a shareholder proposal concerning a report on the effectiveness of workplace sexual harassment policies.

(7) Rejected a shareholder proposal to prohibit sales of facial recognition technology to all government entities.

(8) Rejected a shareholder proposal concerning a report on the implementation of the Fair Chance Business Pledge.

(9) Rejected a shareholder proposal concerning a report on how lobbying activities align with Company policies.

The Company’s inspector of election certified the following vote tabulations:

Election of Directors

Director	Vote Results	% Votes For	For	Against	Abstain	Broker Non-Votes
Reid G. Hoffman	Re-elected	99.41%	5,168,833,028	30,179,393	6,874,892	1,203,727,770
Hugh F. Johnston	Re-elected	97.63%	5,076,209,921	122,729,014	6,948,378	1,203,727,770
Teri L. List	Re-elected	98.89%	5,141,640,172	57,559,318	6,687,823	1,203,727,770
Satya Nadella	Re-elected	94.72%	4,904,391,102	273,247,471	28,248,740	1,203,727,770
Sandra E. Peterson	Re-elected	98.89%	5,141,414,641	57,671,072	6,801,600	1,203,727,770
Penny S. Pritzker	Re-elected	99.68%	5,181,299,759	16,483,587	8,103,967	1,203,727,770
Carlos A. Rodriguez	Elected	99.78%	5,187,710,712	10,971,864	7,204,737	1,203,727,770
Charles W. Scharf	Re-elected	99.10%	5,152,497,805	46,347,806	7,041,702	1,203,727,770
John W. Stanton	Re-elected	99.75%	5,185,673,312	12,972,721	7,241,280	1,203,727,770
John W. Thompson	Re-elected	91.38%	4,751,200,195	448,003,714	6,683,404	1,203,727,770
Emma N. Walmsley	Re-elected	99.42%	5,169,213,792	30,122,689	6,550,832	1,203,727,770
Padmasree Warrior	Re-elected	99.48%	5,172,040,321	26,974,309	6,872,683	1,203,727,770

Advisory Vote to Approve Named Executive Officer Compensation

Vote result	% Votes For	For	Against	Abstain	Broker Non-Votes
Approved	95.45%	4,942,225,490	235,539,076	28,122,747	1,203,727,770

Approval of Employee Stock Purchase Plan

Vote result	% Votes For	For	Against	Abstain	Broker Non-Votes
Approved	99.65%	5,177,407,530	18,155,823	10,323,960	1,203,727,770

Ratification of Appointment of Independent Auditor for Fisal Year 2022

Vote result	% Votes For	For	Against	Abstain	Broker Non-Votes
Approved	95.36%	6,092,539,628	295,871,214	21,204,241	N/A

Shareholder Proposal: Report on median pay gaps across race and gender

Vote result	% Votes For	For	Against	Abstain	Broker Non-Votes
Rejected	40.04%	2,057,751,139	3,081,216,282	66,919,892	1,203,727,770

Shareholder Proposal: Report on effectiveness of workplace sexual harassment policies

Vote result	% Votes For	For	Against	Abstain	Broker Non-Votes
Approved	77.97%	4,024,536,340	1,137,075,520	44,275,453	1,203,727,770

Shareholder Proposal: Prohibition on sales of facial recognition technology to all government entities

Vote result	% Votes For	For	Against	Abstain	Broker Non-Votes
Rejected	4.05%	207,459,087	4,908,515,776	89,912,450	1,203,727,770

Shareholder Proposal: Report on implementation of the Fair Chance Business Pledge

Vote result	% Votes For	For	Against	Abstain	Broker Non-Votes
Rejected	13.83%	711,044,601	4,427,017,754	67,824,958	1,203,727,770

Shareholder Proposal: Report on how lobbying activities align with Company policies

Vote result	% Votes For	For	Against	Abstain	Broker Non-Votes
Rejected	38.04%	1,970,895,447	3,209,652,916	25,338,950	1,203,727,770

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROSOFT CORPORATION
(Registrant)

Date: November 30, 2021	/S/ KEITH R. DOLLIVER
Keith R. Dolliver
Assistant Secretary